UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2009
CROSSTEX ENERGY, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On October 1, 2009, Crosstex Energy Services, L.P. and Crosstex Energy Services GP, LLC (collectively, the “Sellers”), subsidiaries of Crosstex Energy, L.P. (the “Partnership”), completed the sale of the Partnership’s natural gas treating business, consisting of all of the partnership interests of Crosstex Treating Services, L.P. (the “Transferred Assets”) to KM Treating GP LLC, a subsidiary of Kinder-Morgan Energy Partners, L.P. (the “Purchaser”), pursuant to the terms of the Partnership Interest Purchase and Sale Agreement dated August 28, 2009 (the “Purchase Agreement”). At closing the Purchaser paid an amount in cash equal to approximately $265.4 million, which includes price adjustments provided for in the Purchase Agreement, and which is subject to further post-closing adjustments as provided for in the Purchase Agreement. The Partnership previously announced the entry into the Purchase Agreement in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 3, 2009.
Item 7.01. Regulation FD Disclosure.
On October 1, 2009, the Partnership issued a press release (the “Press Release”) reporting the sale of the Transferred Assets. A copy of the Press Release is furnished as exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit 99.1 are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 9.01. Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The unaudited pro forma consolidated Statement of Operations for the year ended December 31, 2008 and the six months ended June 30, 2009 and the unaudited pro forma condensed Consolidated Balance Sheet as of June 30, 2009 giving effect to the sale of the Transferred Assets are included as exhibit 99.2.
(d) Exhibits.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press Release dated October 1, 2009.
99.2	—
Unaudited pro forma consolidated Statement of Operations for the year ended December 31, 2008 and the six months ended June 30, 2009 and unaudited pro forma condensed Consolidated Balance Sheet as of June 30, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.
	By:	Crosstex Energy GP, L.P., its General Partner

	By:	Crosstex Energy GP, LLC, its General Partner

Date: October 7, 2009	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press Release dated October 1, 2009.
99.2	—
Unaudited pro forma consolidated Statement of Operations for the year ended December 31, 2008 and the six months ended June 30, 2009 and unaudited pro forma condensed Consolidated Balance Sheet as of June 30, 2009.

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